Provisions and contingent liabilities	12 Months Ended
Dec. 31, 2025
Provisions And Contingent Liabilities [Abstract]
Provisions and contingent liabilities	Provisions and contingent liabilities
For the periods covered by these consolidated financial statements, the Group was not directly involved in lawsuits for which the possibility of loss was probable. Therefore, no provision was recognized for the matters below.
Tax Matters
The Group is involved in three administrative or judicial proceedings with a risk of loss evaluated as possible. These cases are summarized below:
(a)On December 16, 2019, the Brazilian Federal Revenue Service issued a tax assessment notice against one of the Group’s subsidiaries (Patria Investimentos Ltda.), demanding the collection of Social Integration Program (“PIS”), and Social Security Financing Contribution (“COFINS”), allegedly due on exported financial advice and consultancy services to Patria Finance Limited in 2015 and 2016. As of December 31, 2025, the estimated value involved in this proceeding was US$7.1 million (December 31, 2024: US$5.5 million).
(b)On December 16, 2019, the Brazilian Federal Revenue Service issued a tax assessment notice against one of the Group’s subsidiaries (Patria Investimentos Ltda.), to demand the collection of social security contributions on profit sharing program payments and signing bonus in 2015 and 2016. We filed our defense and a decision by the administrative court is currently pending. As of December 31, 2025, the estimated amount involved in this proceeding was US$2.7 million (December 31, 2024: US$2.1 million).
(c)On April 02, 2025, Platam Investments Brazil Ltda. (“PLATAM”) received a tax assessment notice questioning non-payment of municipal tax over services (“ISS”) in 2022 and 2023. The aggregated amount involved in this proceeding on December 31, 2025, was US$1.5 million (December 31, 2024: US$1.0 million).
Civil Matters
On December 31, 2025, the Group was involved in (i) a few related proceedings, with an aggregate estimated amount of less than US$10,000, mainly related to lawsuits filed by third parties seeking the Group's joint liability for the acts of certain of the Group's service providers and/or Portfolio Companies of Patria‑managed funds; and (ii) one commercial dispute initiated by third parties seeking to hold the Group jointly liable in connection with the termination of a share purchase and sale agreement entered into by a portfolio company of one of the funds managed by the Group, in an amount of approximately US$74.9 million.
Accordingly, the aggregate estimated exposure in connection with these proceedings as of December 31, 2025 was approximately US$75.0 million (December 31, 2024: US$73.1 million).
In early 2026, the Group has been formally released from any liability in respect of the US$75.0 million commercial dispute referenced above. As a result, the Group is not involved in any material civil proceedings as of the date of this report, and the remaining proceedings represent an aggregate estimated exposure of less than US$10,000.
Labor Matters
The Group is party to a few labor-related proceeding, all of which are immaterial individually and in aggregate. With input from the Group’s external counsel, management assessed the risk of loss in these proceedings as possible, and no provision has been recorded.